SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report: June 28, 2002



                        RECKSON ASSOCIATES REALTY CORP.
                                      and
                      RECKSON OPERATING PARTNERSHIP, L.P.
          (Exact name of each Registrant as specified in its Charter)

              Reckson Associates Realty Corp. - Maryland                           Reckson Associates Realty Corp. -
            Reckson Operating Partnership, L.P. - Delaware                                    11-3233650
    (State or other jurisdiction of incorporation or organization)               Reckson Operating Partnership, L.P. -
                                                                                              11-3233647
                                                                                       (IRS Employer ID Number)
                       225 Broadhollow Road                                                      11747
                        Melville, New York                                                    (Zip Code)
             (Address of principal executive offices)

                                    1-13762
                           (Commission File Number)


                                (631) 694-6900
             (Registrant's telephone number, including area code)

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

         99.1 Press release, dated June 28, 2002, of Reckson Associates Realty Corp.

Item 9.           Regulation FD Disclosure

         The Registrants are attaching this press release, dated June 28, 2002, as Exhibit 99.1 to this Current Report on Form 8-K. The press release provides certain data on Reckson Associates Realty Corp.'s leases with WorldCom/MCI and its affiliates.

         Note: the information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         RECKSON ASSOCIATES REALTY CORP.


                         By:      /s/ Michael Maturo
                            -----------------------------
                            Michael Maturo
                            Executive Vice President
                            and Chief Financial Officer


                         RECKSON OPERATING PARTNERSHIP, L.P.

                         By:  Reckson Associates Realty Corp.,
                              its General Partner


                        By:   /s/ Michael Maturo
                           -------------------------------
                           Michael Maturo
                           Executive Vice President
                           and Chief Financial Officer


Date:  June 28, 2002